SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     ---------------------------------------


                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 12, 2000


                      INTERNATIONAL BANCSHARES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                          Commission File Number 0-9439


                TEXAS                                     74-2157138
    ---------------------------------                 --------------------
    (State or other Jurisdiction                      (I.R.S. Employer
    of incorporation or organization)                 Identification No.)


  1200 SAN BERNARDO, LAREDO, TEXAS                         78040-1359
 ---------------------------------------                  ------------
 (Address of principal executive offices)                  (ZIP Code)


       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (956) 722-7611



                                      NONE
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

      On May 9, 2000, International Bancshares Corporation issued a news release announcing First Quarter 2000 Earnings, attached hereto and filed herewith as
Exhibit 99 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      c.    Exhibits

            The following exhibit is filed as part of this report:

            (99) News release of International Bancshares Corporation dated May 9, 2000.

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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        INTERNATIONAL BANCSHARES CORPORATION
                        (Registrant)


                        By: /s/ DENNIS E. NIXON
                            -------------------------------
                                DENNIS E. NIXON, President,
                                and Chief Executive Officer

Date: May 12, 2000

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
                                  EXHIBIT INDEX




EXHIBIT                                            PAGE
NUMBER                    DESCRIPTION             NUMBER
-------                   -----------             ------
99              News Release of International        5
                Bancshares Corporation dated
                May 9, 2000.

                                        4